SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  April 14, 2006

J.P. MORGAN MORTGAGE ACQUISITION CORP. 2006-WMC1 (Exact name of Issuing Entity as specified in its charter)
J.P. MORGAN ACCEPTANCE CORPORATION I (Exact name of Depositor as specified in its charter)
J.P. MORGAN MORTGAGE ACQUISITION CORP. (Exact name of Sponsor as specified in its charter)
J.P. MORGAN ACCEPTANCE CORPORATION I
(Exact name of Registrant as specified in its charter)
Delaware	333-127020	13-3475488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

270 Park Avenue New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 834-3850

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

The Registrant registered issuances of its J.P. Morgan Mortgage Acquisition Corp. 2006-WMC1, Asset-Backed Pass-Through Certificates, Series 2006-WMC1 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-127020) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant offered $1,122,597,000 aggregate principal amount of Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates of its J.P. Morgan Mortgage Acquisition Corp. 2006-WMC1, Asset-Backed Pass-Through Certificates, Series 2006-WMC1 on March 30, 2006.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated August 25, 2005, as supplemented by the Prospectus Supplement dated March 16, 2006 (the “Prospectus Supplement”), to file a copy of the Pooling Agreement (as defined below) and other material agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Pooling Agreement (the “Pooling Agreement”), attached hereto as Exhibit 4.1, dated as of March 1, 2006, by and among J.P. Morgan Acceptance Corporation I, as depositor (the “Depositor”), J.P. Morgan Mortgage Acquisition Corp., as seller (the “Seller”), JPMorgan Chase Bank, National Association, as servicer and as securities administrator (in such capacities, the “Servicer” and the “Securities Administrator,” respectively), Pentalpha Surveillance LLC, as trust oversight manager (the “Trust Oversight Manager”) and U.S. Bank National Association, as trustee (the “Trustee”).  The “Certificates” consist of the following classes:  Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11, Class C, Class P and Class R Certificates.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of two groups of certain adjustable and fixed rate, first and second lien, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $1,176,727,234 as of March 1, 2006.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling Agreement.

On March 30, 2006, the following classes of certificates in the following amounts were sold by the registrant to affiliates of the registrant in private placements in reliance on Section 4(2) of the Securities Act of 1933:

Class	Initial Principal Balance
Class M-10	$10,002,000
Class M-11	$11,179,000
Class P	$100
Class C	N/A
Class R	N/A

The net proceeds from the sale of these certificates were applied by the Registrant toward the purchase of the mortgage loans constituting the pool assets.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)   Shell Company Transactions:

Not applicable

 (d)  Exhibits:

Exhibit No.

Description

4.1

The Pooling and Servicing Agreement, dated as of March 1, 2006, by and among the Depositor, the Seller, the Servicer, the Securities Administrator, the Trust Oversight Manager and the Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. MORGAN ACCEPTANCE CORPORATION I

By: __ /s/ Paul H. White ___________

    Name: Paul H. White

    Title:  Vice President

Dated: April 14, 2006

Exhibit Index

4.1

The Pooling and Servicing Agreement, dated as of March 1, 2006, by and among the Depositor, the Seller, the Servicer, the Securities Administrator, the Trust Oversight Manager and the Trustee.